SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






        Date of Report (Date of earliest reported event): January 10, 2002



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)



Delaware                             0-23044                  93-0976127
(State or other jurisdiction of  (Commission File No.)       (IRS Employer
incorporation or organization)                            Identification Number)



                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)


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ITEM 3.  Bankruptcy or Receivership

     On January 10, 2002, Motient Corporation ("Motient" or the "Registrant") announced that it and its subsidiaries have entered into non-binding letters of intent with the holders of a majority in principal amount of the 12.25% senior notes due 2008 (the "Senior Notes") issued by Motient's subsidiary, Motient Holdings Inc., to support a plan of reorganization that provides for all of the $335 million of outstanding Senior Notes to be exchanged for shares of common stock in the recapitalized company.

     A plan of reorganization containing the proposed terms will require court approval, and on January 10, 2002, Motient and Motient's subsidiaries, Motient Holdings Inc., Motient Services Inc. and Motient Communications Inc., filed voluntary petitions for relief under Chapter 11 of the Federal bankruptcy code in the United States Bankruptcy Court for the Eastern District of Virginia (the "Court"). The cases are being jointly administered under the case name "In Re Motient Corporation, et. al.," Case No. 02-80125.

     The Chapter 11 filings are intended to allow the Registrant and its subsidiaries, as debtors-in- possession, to continue to manage and operate their assets and businesses in the ordinary course of business subject to the supervision and orders of the Court. A copy of the press release of the Registrant dated January 10, 2002 is attached as Exhibit 99.1 hereto and is hereby incorporated by reference. While the holders of a majority of the outstanding principal amount of the Senior Notes have agreed in principle to support a plan of reorganization containing the terms described above, no assurance can be given that a definitive plan of reorganization containing those terms will be filed or approved, that other parties entitled to vote will vote in favor of the proposed plan or that Motient's plan will be fully or timely approved by all the relevant parties, including the Court, or not subsequently modified.


Forward-looking statements

     This report contains forward looking statements, including statements regarding the terms, timing and completion of the proposed plan of reorganization, the support of the holders of Motient's Senior Notes, Motient's continuing operations and business, and Motient's future financial performance and condition. Factors that could cause actual results to differ materially from those in the forward looking statements in this news release include uncertainties associated with the restructuring process, which may include objections from creditors who have not agreed to vote in favor of the proposed plan of reorganization, unanticipated claims by other creditors, and disruptions to Motient's business relationships during the restructuring process. Other factors are described in Motient Corporation's registration statement on Form S-4 (File No. 333-63826) and in Motient's annual report on Form 10-K for the year ended December 31, 2000 and its other periodic filings and reports with the Securities and Exchange Commission.

     Also, Motient expects to file on Form 8-K a copy of the Disclosure Statement approved by the Court. The Disclosure Statement will include other factors that could cause actual results to differ materially from those in the forward looking statements in this news release.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

The following documents are filed as exhibits to the report:

99.1     Press Release of Motient dated January 10, 2002.

99.2 Form of Letter of Intent signed by Motient and the holders of a majority in principal amount of the Senior Notes.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MOTIENT CORPORATION



                                                  By:    /s/David H. Engvall
                                                         David H. Engvall
                                                         Vice President, General
                                                          Counsel and Secretary


Date:  January 10, 2002